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                                                                    EXHIBIT 23.1


                       Consent of KPMG Peat Marwick LLP


The Board of Directors
Select Comfort Corporation

We consent to the use of our reports incorporated herein by reference.


                                       KPMG PEAT MARWICK LLP

                                       /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
January 11, 1999